CAPITAL MANAGEMENT AND FINANCIAL RISK (Details) - CAD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Capital Management And Financial Risk
Cash and cash equivalents	$ 24,992	$ 8,190	$ 23,207
Current investments	16,657	0
Investments-non current	293	12,104
Debt obligations-current (note 14)	(240)	(470)
Net cash and investments	$ 41,702	$ 19,824